UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 9, 2004
                                                       ----------------

                            GP Strategies Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-7234                                                 13-1926739
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                   10604
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (914) 249-9700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01         Other Events.
                  ------------

         On November 9, 2004, GP Strategies Corporation issued a press release announcing that the Securities and Exchange Commission had declared effective National Patent Development's Form S-1 Registration Statement relating to the previously announced spin off of National Patent Development Corporation by GP Strategies, that in the spin off holders of record on November 18, 2004 of GP Strategies common stock and Class B capital stock will receive one share of National Patent Development common stock for each share of GP Strategies common stock or Class B capital stock owned, and that shares of National Patent Development common stock are expected to be distributed on or about November 24, 2004. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

     (c) Exhibits.

         99.1 Press release of GP Strategies Corporation dated November 9, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GP STRATEGIES CORPORATION



Date: November 9, 2004                By:  Andrea D. Kantor
                                           Vice President and General Counsel

                                        EXHIBIT INDEX

Exhibit No.                              Description


99.1        Press release of GP Strategies Corporation dated November 9, 2004